UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2012

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.07 Submission of Matters to a Vote of Security Holders

SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignations of Directors

See Item 5.07 regarding board departures in connection with the Company’s 2012 Annual Meeting of Stockholders.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders was held at the principal office of the Company at 4650 Cushing Parkway, Fremont, California 94538 on November 1, 2012. Out of 177,325,100 shares of Common Stock (as of the record date of September 7, 2012) entitled to vote at the meeting, 155,071,822 shares were present in person or by proxy.

The results of voting on the following items were as set forth below:

(a) The votes for nominated directors, to serve for the ensuing year, and until their successors are elected, were as follows:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Martin B. Anstice	131,893,563	636,413	22,541,846
Eric K. Brandt	131,926,081	603,895	22,541,846
Michael R. Cannon	131,888,662	641,314	22,541,846
Youssef A. El-Mansy	131,893,296	636,680	22,541,846
Christine A. Heckart	131,927,572	602,404	22,541,846
Grant M. Inman	130,256,131	2,273,845	22,541,846
Catherine P. Lego	131,890,881	639,095	22,541,846
Stephen G. Newberry	130,331,748	2,198,228	22,541,846
Krishna C. Saraswat	131,888,640	641,336	22,541,846
William R. Spivey	131,874,939	655,037	22,541,846
Abhijit Y. Talwalkar	131,855,229	674,747	22,541,846

All director nominees were duly elected; and in connection with the Company’s 2012 Annual Meeting of Stockholders, on October 30, 2012, Robert M. Berdahl, Delbert A. Whitaker and Kim E. Perdikou tendered their respective resignations from their positions as directors effective November 1, 2012.

(b) The vote on a proposal to approve on an advisory basis the Company’s fiscal year 2012 executive compensation (“Say on Pay”) was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	125,386,880	6,283,714	859,382	22,541,846
% of Voted Shares	94.61%	4.74%	0.64%	—
% of Outstanding Shares	70.71%	3.54%	0.48%	12.71%

The proposal was approved.

(c) The vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2013 was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	152,352,296	2,387,307	332,219	—
% of Voted Shares	98.24%	1.53%	0.21%	—
% of Outstanding Shares	85.91%	1.34%	0.18%	—

The appointment was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2012

LAM RESEARCH CORPORATION

By:	/s/ George M. Schisler, Jr.
George M. Schisler, Jr.
Vice President of General Legal Affairs